                                SECOND AMENDMENT

                     TO REVOLVING LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "Amendment") is made and entered into as of August 1, 1996, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a Canadian corporation (collectively, "Borrower") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender").


                                    RECITALS

     WHEREAS, Borrower and Lender entered into that certain Revolving Loan and Security Agreement (the "Loan Agreement") dated as of August 2, 1995, as amended by that certain First Amendment to Revolving Loan and Security Agreement dated as of April 26, 1996 (collectively, the "Loan and Security Agreement") together with documents ancillary thereto; and

     WHEREAS, Borrower has requested and Lender has agreed to increase the Total Facility (defined in the Loan Agreement) by One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) for the period commencing August 1, 1996 and ending on October 31, 1996 to accommodate Borrower's operating needs;

     NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, it hereby is agreed as follows:

                                   ARTICLE I
                           RECITALS AND DEFINITIONS

     1.1 Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

     1.2 Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                   ARTICLE II
                        AMENDMENT OF THE LOAN AGREEMENT


     2.1 Section 2.1 of the Loan Agreement hereby is deleted in its entirety and replaced with the following:

          "2.1 TOTAL FACILITY. Provided there does not then exist an Event of Default or Default, and subject to the terms and conditions set forth in this Agreement, Lender agrees to make available for Borrower's use from time to time during the term of this Agreement, upon Borrower's request therefor, certain loans and other financial accommodations (the "Total Facility"). The Total Facility shall consist of a revolving line of credit consisting of advances against Eligible Accounts, Eligible Installment Accounts and Eligible Inventory (the "Revolving Loan") evidenced by an Amended and Restated Revolving Note, in the form attached hereto as Exhibit 2.1, in an aggregate principal amount not to exceed, at any time outstanding, (A) during the period commencing on August 1, 1996 and ending on October 31, 1996, the lesser of (i) Eleven Million Five Hundred Thousand and No/100 Dollars ($11,500,000.00), or (ii) the Borrowing Base as reflected in a certificate executed by a duly authorized officer of Borrower and delivered to Lender on the Closing Date and by 11:00 a.m. (Chicago Time) on each Tuesday thereafter during the Term as of the close of business on the immediately preceding Friday, except to the extent provided in
          Section 6.2 herein, and (B) during the period commencing on November 1, 1996 and for all times thereafter during the Term the lesser of (i) Ten Million Dollars ($10,000,000.00) or (ii) the Borrowing Base as reflected in a certificate executed by a duly authorized officer of Borrower and delivered to Lender on the Closing Date and by 11:00 A.M. (Chicago time) on each Tuesday thereafter during the Term as of the close of business on the immediately preceding Friday, except to the extent provided in
          Section 6.2 herein. As used in this Agreement, "Borrowing Base" shall mean and, at any particular time and from time to time, be equal to the sum of (a) eighty-five percent (85%) (or such lesser percentage as the Lender may, at any time and from time to time, determine in the exercise of its reasonable credit judgment) of Eligible Accounts, as determined by Lender PLUS (b) seventy percent (70%) (or such lesser percentage as the Lender may, at any time and from time to time, determine in the exercise of its reasonable credit judgment) of Eligible Installment Accounts, as determined by Lender PLUS (c) sixty percent (60%) (or such lesser percentage as Lender may at any time and from time to time, determine in the exercise of its reasonable credit judgment) of Eligible Inventory, as determined by Lender. Notwithstanding the foregoing, the following limitations shall apply: (1) the aggregate amount of advances against Eligible Installment Accounts shall not exceed, at any time, the lesser of (x) Five Million and No/100 Dollars ($5,000,000.00) or (y) fifty percent (50%) of the Maximum Amount then in effect, and (2) the aggregate amount of advances against Eligible Inventory shall not exceed, at any time, the lesser of (x) One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) or (y) fifteen percent (15%) of the Maximum Amount then in effect. In addition to the foregoing, Lender shall make available to Borrower an over advance facility (the "Over Advance Facility") in an amount not to exceed Five Hundred Thousand and No/100 Dollars ($500,000.00), provided that there shall be no outstanding indebtedness under the Over Advance Facility for a period of not less than thirty (30) consecutive days during each Contract Year. In addition to the foregoing, Lender shall also make available to Borrower a seasonal overadvance facility (the "Seasonal Overadvance Facility") in an amount not to exceed Two Million and No/100 Dollars ($2,000,000.00) for the period of time commencing on April 1 and ending on July 31 of each calendar year during the Term and One Million and No/100 Dollars ($1,000,000.00) for the period of time commencing on August 1 and ending on October 31 of each calendar year during the Term.

          In the event Lender decreases the advance percentages to be applied to Eligible Accounts, Eligible Installment Accounts and Eligible Inventory which are contained in this Section 2.1, such decrease shall become effective immediately for the purpose of calculating the amount which Lender agrees to advance, or allow to remain outstanding, against Eligible Accounts, Eligible Installment Accounts and Eligible Inventory."

     2.2 Section 2.3(A)(i) of the Loan Agreement hereby is deleted in its entirety and replaced with the following:

          "(A)(i) So long as no Event of Default has occurred and is continuing, the Borrower shall pay to the Lender interest on the Total Facility as follows: (w) Borrower shall pay interest on the principal balance of the amount outstanding under the Over Advance Facility equal to two hundred (200) basis points in excess of the Prime Rate; (x) Borrower shall pay interest on the principal balance of the amount outstanding under the Seasonal Over Advance Facility equal to two hundred (200) basis points in excess of the Prime Rate;
          (y) Borrower shall pay interest on that portion outstanding of the principal balance of the Revolving Loan which exceeds Ten Million and No/100 Dollars ($10,000,000.00) pursuant to Section 2.1 equal to two hundred (200) basis points in excess of the Prime Rate; and
          (z) Borrower shall pay interest on the outstanding principal balance of the Revolving Loan which does not exceed Ten Million Dollars ($10,000,000.00) at the applicable Designated Rate; provided, however, that upon the occurrence and during the continuation of an Event of Default, Lender may, at its option, raise the interest rate charged on the Liabilities to the Default Rate with respect to the Liabilities from the date of the occurrence of the Default until the earlier of (1) the Default is cured or waived by Lender or (2) the Liabilities are paid in full. Notwithstanding the provisions of the previous sentences, Borrowers shall receive a ten (10) day period (commencing on the date of the occurrence of such application of the Default) to cure any non-monetary Default before Lender shall have the right to raise the interest rate charged on the Liabilities to the Default Rate. The applicable basis for determining the rate of interest with respect to the Revolving Loan shall be selected by the Borrower initially at the time a request for an advance is given pursuant to Section 12.3(J). The basis for determining the interest rate with respect to the Revolving Loan may be charged from time to time by Borrower pursuant to subsection 2.3(E)."

     2.3 Section 2.1(E)(i) of the Loan Agreement is deleted in its entirety and replaced with the following:

          "(i) convert at any time all or any part of any outstanding Base Rate Revolving Loan (except for loans pursuant to (x) the Seasonal Over Advance Facility; (y) the Over Advance Facility; and (z) the Revolving Loan to the extent of advances in excess of Ten Million Dollars; each of which bear interest at the Prime Rate plus Two Hundred (200) basis points; and may not be converted to LIBOR Rate Loans) equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) and integral multiples of One Hundred Thousand and No/100 Dollars ($100,000.00) in excess of that amount from a Base Rate Revolving Loan to a LIBOR Rate Revolving Loan or to convert a LIBOR Rate Revolving Loan in amounts equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) and integral multiples of One Hundred Thousand and No/100 Dollars ($100,000.00) in excess of that amount from a LIBOR Rate Revolving Loan to a Base Rate Revolving Loan; or"

     2.4 Section 2.8 of the Loan Agreement is deleted in its entirety and replaced with the following:

          "2.8 NON-USE FEE: (A) During the period commencing on August 1, 1996 and ending on October 31, 1996, Borrower shall pay to Lender a Non-Use Fee equal to one-half of one percent (0.50%) per annum of the amount, if any, by which Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) has exceeded the average daily closing balance of the Revolving Loan during each calendar quarter or partial quarter during said period. The Non-Use Fee shall be payable in arrears on the first day of each calendar quarter and shall be calculated on the basis of a 360-day year for the actual days elapsed.

               (B) During the period commencing on November 1, 1996 and for all times thereafter during the Term, Borrowers shall pay to Lender a Non-Use Fee equal to one-half of one percent (0.50%) per annum of the amount, if any, by which Ten Million Dollars ($10,000,000.00) has exceeded the average daily closing balance of the Revolving Loan during each calendar quarter or partial quarter during said period. The Non-Use Fee shall be payable in arrears on the first day of each calendar quarter and shall be calculated on the basis of a 360-day year for actual days elapsed."


                                   ARTICLE III
                           REPRESENTATIONS AND WARRANTIES
                           ------------------------------

      3.1 Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's Liabilities are paid and performed in full:

              a. The representations and warranties of Borrower contained in the Loan Agreement and the Ancillary Agreements are true and correct on and as of the date hereof as though made on and as of such date;

              b. No Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

              c. Borrower is in full compliance with all of the terms, conditions and all provisons of the Loan Agreement and the Ancillary Agreements;

              d. This Amendment and all Ancillary Agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the Ancillary Agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

               e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other Liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.

                                    ARTICLE IV
                                    ----------
                                   RATIFICATION
                                   -------------

     Except as expressly amended hereby, the Loan Agreement and all Ancillary Agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such Ancillary Agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.


                                    ARTICLE V
                                    ----------
                                   MISCELLANEOUS
                                   -------------

      5.1 Borrower agrees to promptly pay or reimburse all out-of-pocket costs and expenses of Lender, including without limitation, reasonable attorneys' and paralegals' fees, costs, expenses, search fees, title insurance fees, costs and expenses, filing and recording fees incurred by Lender in connection with the negotiation, preparation, execution, delivery and enforcement of this Amendment and all other matters pertaining hereto. Borrower also agrees to pay to Lender, contemporaneously herewith, a fee of $25,000 in consideration for Lender's agreements contained herein.

      5.2 This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an orignal, but all of which together shall constitute one and the same instrument.

      5.3 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

      5.4 The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

      5.5 This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

   IN WITNESS WHEREOF, Borrower and Lender have caused this Second Amendment to Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                                 THE ROACH ORGANIZATION, INC.


                                 By:________________________________
                                       Name:________________________
                                       Title:_______________________


                                 TRO LEARNING (CANADA), INC.

                                 By:________________________________
                                       Name:________________________
                                       Title:_______________________


                                 SANWA BUSINESS CREDIT CORPORATION

                                 By:  /s/ Chester Zara
                                    ________________________________
                                       Name: CHESTER R. ZARA
                                            ________________________
                                       Title: V.P.
                                             _______________________

   IN WITNESS WHEREOF, Borrower and Lender have caused this Second Amendment to Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.

                                 THE ROACH ORGANIZATION, INC.


                                 By:  /s/ SHARON FIERRO
                                    ________________________________
                                       Name: SHARON FIERRO
                                            ________________________
                                       Title: SR VP & CFO
                                             _______________________


                                 TRO LEARNING (CANADA), INC.

                                 By:  /s/ SHARON FIERRO
                                    ________________________________
                                       Name: SHARON FIERRO
                                            ________________________
                                       Title: SR VP & CFO
                                             _______________________


                                 SANWA BUSINESS CREDIT CORPORATION

                                 By:________________________________
                                       Name:________________________
                                       Title:_______________________

                           REAFFIRMATION OF GUARANTY

   THE UNDERSIGNED PARTY, as a guarantor of the above Borrower pursuant to its Guaranty of Payment and Performance made as of August 2, 1995, as reaffirmed by that Reaffirmation of Guaranty dated as of April 26, 1996, acknowledges the terms and conditions set forth in this Second Amendment To Revolving Loan And Security Agreement and ratifies and reaffirms its guaranty obligation as set forth in the foregoing guaranty agreement, as reaffirmed.

   DATED:  As of August 1, 1996

                                 TRO LEARNING, INC.

                                 By:  /s/ SHARON FIERRO
                                    ________________________________
                                       Name: SHARON FIERRO
                                            ________________________
                                       Title: SR VP & CFO
                                             _______________________

                                 Address:    1721 Moon Lake Boulevard
                                             Suite 555
                                             Hoffman Estates, IL 60194
                                             Attention: William R. Roach

                                       -8-